OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	August 31, 2011
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .18.9
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8220

ING Variable Products Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2010 to December 31, 2010

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2010

Classes ADV, I, S and Service 2 ("S2")

ING Variable Products Trust

Domestic Equity Growth Portfolios

■ ING MidCap Opportunities Portfolio

■ ING SmallCap Opportunities Portfolio

International Equity Portfolio

■ ING International Value Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	10

Report of Independent Registered Public Accounting Firm	11

Statements of Assets and Liabilities	12

Statements of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	18

Summary Portfolios of Investments	28

Tax Information	37

Trustee and Officer Information	38

Advisory Contract Approval Discussion	42

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation's creativity to adapt and thrive in a rapidly changing global economy. The president's challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation's competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund ("IMF") predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we've noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we've noted many times before, it's important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product ("GDP") growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a "compromise" stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece's maturing bonds, the creation in May of a European Financial Stabilization "mechanism", funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain's banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world's growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks' reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

MSCI Europe, Australasia and Far East® Index	An unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

ING MIDCAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING MidCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Jeff Bianchi and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 30.36% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 26.38% and 25.47%, respectively, for the same period.

Portfolio Specifics: The Portfolio's gains were driven primarily by strong stock selection which was particularly acute in both energy and consumer staples. Coca-Cola Enterprises Inc. ("Coca-Cola"), priceline.com, Inc. ("Priceline.com") and Wabco Holdings, Inc. were among the top performing stocks during the reporting period. Coca-Cola outperformed after receiving a takeover bid from Coca-Cola Co. for its North American bottling operations. Priceline.com outperformed on continued strong earnings amid heavy traffic on its booking.com website. Wabco, a manufacturer of vehicle safety systems, outperformed due to a cyclical pickup in trucking activity and pending safety legislation.

By way of contrast, Cummins, Inc. ("Cummins"), Global Payments, Inc. and Urban Outfitters, Inc. ("Urban Outfitters") all detracted from the Portfolio's result. Cummins, a diesel engine manufacturer, rallied significantly during the year on strong truck sales. The Portfolio did not own positions in Cummins, which led to the relative underperformance. Urban Outfitters underperformed due to decelerating sales trends.

Current Strategy and Outlook: We are optimistic regarding the prospects for U.S. equities in 2011. We believe easy monetary policy will help to reaccelerate the economy, which will in turn drive sales and earnings growth. Attractive relative equity valuations further bolster the case for equities. However, risks certainly remain. We will monitor the European sovereign debt issue and the U.S. municipal debt issue closely.

Correlations, which were at elevated levels, have abated. We suspect that stocks will now trade based upon their fundamentals, which could also increase the likelihood of further differentiation among the winners and losers. We continue to focus on fundamental stock selection, seeking companies that, in our opinion, exhibit positive business momentum, appropriate valuation and market recognition at appropriate prices.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	22.3%
Consumer Discretionary	20.5%
Industrials	16.9%
Health Care	13.4%
Financials	7.1%
Energy	6.1%
Consumer Staples	5.4%
Materials	4.8%
Exchange-Traded Funds	1.5%
Telecommunication Services	1.5%
Other Assets and Liabilities - Net*	0.5%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

NetApp, Inc.	2.1%
Bed Bath & Beyond, Inc.	2.0%
Citrix Systems, Inc.	1.9%
Priceline.com, Inc.	1.8%
Agilent Technologies, Inc.	1.8%
BMC Software, Inc.	1.8%
Coca-Cola Enterprises, Inc.	1.7%
Arch Coal, Inc.	1.7%
Coach, Inc.	1.7%
Sigma-Aldrich Corp.	1.6%

Portfolio holdings are subject to change daily.

*  Effective April 19, 2010, Uri Landesman is no longer a Portfolio Manager to the Portfolio and James Hasso was added as a Portfolio Manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING MIDCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S May 7, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	29.57%	—	—	8.98%		—		—
Class I	30.36%	9.28%	2.69%	—		—		—
Class S	29.96%	9.03%	—	—		5.15%		—
Class S2	29.67%	—	—	—		—		48.86%
Russell Midcap® Growth Index	26.38%	4.88%	3.12%	3.49	%(1)	4.67	%(2)	49.71	%(3)
Russell Midcap® Index	25.47%	4.66%	6.54%	2.17	%(1)	7.09	%(2)	50.42	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contract, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from January 1, 2007.

(2) Since inception performance for the indices is shown from May 1, 2001.

(3) Since inception performance for the indices is shown from March 1, 2009.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING SmallCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 32.34%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 29.09% and 26.85%, respectively, for the same period.

Portfolio Specifics: Small caps responded positively to the launch of a second round of quantitative easing by the U.S. Federal Reserve, coupled with improved economic data. Also helping to boost performance was greater merger and acquisition activity than in the past few years, due to cash on company balance sheets and easier access to capital.

All sectors of the Russell 2000® Growth Index turned in double-digit returns for the year with the exception of utilities. Energy was the best performing sector, as it returned nearly 44%. Utilities lagged for the year, returning 2.9%. Information technology, which is heavily weighted in the Russell 2000® Growth Index, performed well and drove the benchmark result. Growth stocks also benefited from the fact that investors favored growth later the year, as the fastest growing stocks outperformed slower growing stocks.

During the reporting period, the Portfolio benefited from stock selection within healthcare, consumer discretionary, energy and industrials. Notable outperformance within healthcare was due to strong stock selection within biotechnology, healthcare providers and services and healthcare equipment and supplies. Consumer discretionary benefited from stock selection within media, diversified consumer services and specialty retail. Stock selection within oil, gas and consumable fuels and energy equipment and services benefited performance within energy. Stock selection within information technology detracted most from performance. Returns were held back by stock selection within semiconductors and semiconductor equipment, communications equipment and IT services.

McMoRan Exploration Co. ("McMoRan Exploration") and Sybase, Inc. ("Sybase") contributed significantly to performance over the period. McMoRan Exploration engages in the exploration and production of crude oil and natural gas offshore in the Gulf of Mexico and onshore in the Gulf Coast area. The company announced a very large natural gas discovery in the Gulf of Mexico in January. Also, energy companies with exposure to the Gulf of Mexico generally rebounded in the third quarter after the BP oil well was plugged. Specific to McMoRan, the market has begun to anticipate good results from its Blackbeard East project.

Sybase, which provides enterprise and mobile software solutions for information management, was acquired by SAP in July for $5.3 billion, a 48% premium. We believe both SAP and Sybase will benefit from synergies across product lines and markets.

Comtech Telecommunications Corp. ("Comtech Telecommunications") and FormFactor, Inc. ("FormFactor") were two of the largest detractors from performance over the period. Comtech Telecommunications engages in the development of products, systems and services for advanced communications solutions. The company lost a large contract with the U.S. Department of Defense in July to a competitor. We no longer hold a position in the company, as we believe that they will struggle to grow sales in 2011 due to the loss of the contract.

FormFactor, which designs and sells semiconductor wafer probe cards, negatively pre-announced fourth quarter earnings at the beginning of 2010. The fact that they were one of the very few semiconductor companies that pre-announced negatively caused investor uncertainty regarding this stock. The company's earnings announcement and guidance for first quarter were also below expectations. Furthermore, FormFactor had a change in management which created uncertainty regarding its future business strategy. We continue to hold the position in the Portfolio as we believe that the company's technology is still good and that despite numerous missteps the intermediate term value of the company far exceeds the current stock price. As a result, we believe the company remains attractive from a risk/return perspective.

Current Strategy and Outlook: We continue to believe that the economy will improve slowly and that this environment will favor quality companies, as investors focus on fundamentals. The Portfolio's positioning has not changed significantly. We have slightly increased our exposure to commodities due to the attractiveness of individual stocks. We are cautious about possible inflationary pressures and the potential impact they may have on the performance of companies and valuations.

The Portfolio has, in our opinion, a higher quality bias and we remain focused on companies that we believe have strong management teams, strong balance sheets and good cash flow generation capabilities, we believe that we are well positioned for this market environment. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. We continue to take advantage of the volatility in the market to invest in what we believe are quality companies that are attractively valued.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	23.9%
Consumer Discretionary	17.4%
Health Care	17.3%
Industrials	17.1%
Financials	7.4%
Energy	4.8%
Materials	3.4%
Consumer Staples	2.6%
Exchange-Traded Funds	2.0%
Telecommunication Services	1.1%
Utilities	0.7%
Other Assets and Liabilities - Net*	2.3%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	2.0%
Jo-Ann Stores, Inc.	1.3%
Healthsouth Corp.	1.3%
Parametric Technology Corp.	1.2%
Woodward Governor Co.	1.2%
Genesee & Wyoming, Inc.	1.2%
Life Time Fitness, Inc.	1.1%
Watsco, Inc.	1.1%
Acuity Brands, Inc.	1.1%
Silgan Holdings, Inc.	1.1%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV November 20, 2008		Since Inception of Class S May 3, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	31.74%	—	—	43.56%		—		—
Class I	32.34%	7.08%	(0.65)%	—		—		—
Class S	32.06%	6.85%	—	—		1.16%		—
Class S2	31.83%	—	—	—		—		49.48%
Russell 2000® Growth Index	29.09%	5.30%	3.78%	33.65	%(1)	4.44	%(2)	49.72	%(3)
Russell 2000® Index	26.85%	4.47%	6.33%	29.26	%(1)	6.47	%(2)	48.56	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from December 1, 2008.

(2) Since inception performance for the indices is shown from May 1, 2001.

(3) Since inception performance for the indices is shown from March 1, 2009.

ING INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING International Value Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Martin Jansen, Senior Portfolio Manager, Joseph Vultaggio, Assistant Portfolio Manager and John Pairaktaridis, Assistant Portfolio Manager, of ING Investment Management Co. — the Sub- Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 2.50% compared to the MSCI Europe, Australasia and Far East ("MSCI EAFE®") Index, which returned 8.21% for the same period.

Portfolio Specifics: 2010 was another good year for global equities, although there was a clear performance division between the nations of the "old world" and those that comprise the "new world." Asia and Latin America served as the world's growth engine in 2010. Economic growth in developing nations was so strong that inflation started to reemerge as a policy problem. As a consequence of this strong economic activity, emerging markets and developing Asia posted the strongest returns.

The Portfolio underperformed its benchmark due to a combination of weak security selection and negative sector allocation. Weak selection was spread among a host of sectors including: industrials, materials, financials, consumer staples and healthcare. Negative selection was most prevalent in the industrials and materials sectors. By contrast, strong stock selection in the consumer discretionary sector, particular automotive stocks, along with positive selection in utilities and telecommunication services, partially offset the detractors. On a regional level, a modest overweight to non-benchmark North America (Canada) added significant value. On the flip side, weak selection in developed Asia detracted from the result.

The leading detractors for the year included Chaoda Modern Agriculture Holdings Ltd. ("Chaoda"), Teva Pharmaceutical Industries Ltd. ADR and Compagnie Generale de Geophysique-Veritas ("CGG Veritas"). CGG Veritas, an oilfield services company that is principally engaged in geophysical services and information, was negatively affected by the BP oil spill during the second quarter of 2010. Chaoda underperformed due to a surprise and highly dilutive equity raise-up in August.

Volkswagen AG ("Volkswagen"), Dongfeng Motor Group Co. Ltd. ("Donfeng") and Sony Corp. were among the performance leaders during the reporting period. Volkswagen and Dongfeng both benefitted from improving Chinese auto demand. Sony outperformed on strong sales of consumer electronics and continued restructuring comprised of the divestiture of unprofitable and subscale factories.

Current Strategy and Outlook: With the world economy on the mend, highlighted by strong Purchasing Managers' Index data and robust growth in developing nations, we remain bullish on equities for the intermediate term. In our opinion, a clear bifurcation of policies has manifested, with one camp (Europe) enacting austerity measures, while the other (the United States) is continuing with monetary easing. We will closely monitor the sovereign debt issues affecting southern Europe, the municipal debt issues in the U.S. and inflationary concerns in emerging markets.

Country Allocation

as of December 31, 2010
(as a percent of net assets)

Japan	21.4%
France	12.5%
United Kingdom	11.6%
Switzerland	7.8%
Netherlands	7.6%
Germany	6.2%
China	4.3%
Canada	3.7%
Denmark	3.6%
Finland	2.8%
Hong Kong	2.4%
Italy	2.3%
Countries less than 2.3%(1)	12.4%
Other Assets and Liabilities - Net*	1.4%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

(1)  Includes nine countries, which each represents less than 2.3% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

Royal Dutch Shell PLC - Class A	3.4%
Fortum OYJ	2.8%
Siemens AG	2.7%
Xstrata PLC	2.5%
Total S.A.	2.5%
HSBC Holdings PLC	2.4%
HongKong Electric Holdings	2.4%
Nissan Motor Co., Ltd.	2.4%
Danske Bank A/S	2.4%
Tokyo Electron Ltd.	2.4%

Portfolio holdings are subject to change daily.

*  Effective December 13, 2010, Philip Schwartz is no longer a Portfolio Manager to the Portfolio. Mr. Jansen has been added as a Portfolio Manager to the Portfolio as of the same date.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INTERNATIONAL VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S March 19, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	2.02%	—	—	(4.56)%		—		—
Class I	2.50%	1.84%	3.18%	—		—		—
Class S	2.36%	1.64%	—	—		4.36%		—
Class S2	2.09%	—	—	—		—		29.49%
MSCI EAFE® Index	8.21%	2.94%	3.94%	2.30	%(1)	7.33	%(2)	36.54	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from April 1, 2002.

(2) Since inception performance for the index is shown from March 1, 2009.

Prior to July 1, 2002, the portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING MidCap Opportunities Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,310.70	1.29%	$7.51	$1,000.00	$1,018.70	1.29%	$6.56
Class I	1,000.00	1,312.80	0.79	4.61	1,000.00	1,021.22	0.79	4.02
Class S	1,000.00	1,311.20	1.04	6.06	1,000.00	1,019.96	1.04	5.30
Class S2	1,000.00	1,310.20	1.19	6.93	1,000.00	1,019.21	1.19	6.06
ING SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,312.40	1.40%	$8.16	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,315.20	0.90	5.25	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,314.00	1.15	6.71	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,313.30	1.30	7.58	1,000.00	1,018.65	1.30	6.61
ING International Value Portfolio
Class ADV	$1,000.00	$1,194.20	1.50%	$8.30	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,195.50	1.00	5.53	1,000.00	1,020.16	1.00	5.09
Class S	1,000.00	1,189.70	1.20	6.62	1,000.00	1,019.16	1.20	6.11
Class S2	1,000.00	1,192.80	1.40	7.74	1,000.00	1,018.15	1.40	7.12

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING MidCap Opportunities Portfolio, ING SmallCap Opportunities Portfolio, and ING International Value Portfolio, each a series of ING Variable Products Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010 and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio	ING International Value Portfolio
ASSETS:
Investments in securities at value+*	$812,690,782	$184,138,056	$238,594,960
Short-term investments**	16,487,804	18,389,462	9,889,121
Cash	868	677	159
Foreign currencies at value***	—	—	89,268
Receivables:
Investment securities sold	8,595,586	461,293	24,285,048
Fund shares sold	172,528	22,560	150,013
Dividends and interest	278,817	65,752	392,894
Prepaid expenses	7,050	1,549	2,735
Reimbursement due from manager	—	—	5,485
Total assets	838,233,435	203,079,349	273,409,683
LIABILITIES:
Payable for investment securities purchased	2,890,825	478,414	24,850,580
Payable for fund shares redeemed	5,520,629	1,175,579	741,074
Payable upon receipt of securities loaned	12,223,953	12,823,921	5,443,034
Payable to affiliates	666,378	149,384	208,730
Payable for trustee fees	3,286	768	1,646
Other accrued expenses and liabilities	169,490	57,835	225,059
Total liabilities	21,474,561	14,685,901	31,470,123
NET ASSETS	$816,758,874	$188,393,448	$241,939,560
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$723,310,325	$162,515,750	$413,377,395
Undistributed (distributions in excess of) net investment income	—	—	(138,911)
Accumulated net realized loss	(83,328,652)	(9,062,949)	(182,906,769)
Net unrealized appreciation	176,777,201	34,940,647	11,607,845
NET ASSETS	$816,758,874	$188,393,448	$241,939,560
+ Including securities loaned at value	$11,979,999	$12,513,016	$5,161,649
* Cost of investments in securities	$635,650,432	$149,103,950	$226,888,495
** Cost of short-term investments	$16,750,953	$18,482,921	$9,958,034
*** Cost of foreign currencies	$—	$—	$89,256
Class ADV:
Net Assets	$15,118,523	$2,120,165	$30,805
Shares outstanding(1)	1,319,723	102,575	3,650
Net asset value and redemption price per share	$11.46	$20.67	$8.44
Class I:
Net Assets	$350,625,811	$113,937,830	$230,836,465
Shares outstanding(1)	29,993,693	5,353,243	27,188,593
Net asset value and redemption price per share	$11.69	$21.28	$8.49
Class S:
Net Assets	$450,114,671	$71,991,894	$11,067,621
Shares outstanding(1)	39,274,533	3,461,438	1,281,458
Net asset value and redemption price per share	$11.46	$20.80	$8.64
Class S2:
Net Assets	$899,869	$343,559	$4,669
Shares outstanding(1)	78,300	16,589	552
Net asset value and redemption price per share	$11.49	$20.71	$8.45
(1) Unlimited shares authorized, $0.01 par value.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio	ING International Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$9,141,918	$1,110,030	$9,284,357
Interest	751	951	—
Securities lending income, net	94,664	49,515	460,548
Total investment income	9,237,333	1,160,496	9,744,905
EXPENSES:
Investment management fees	4,709,695	1,151,684	2,799,015
Distribution and service fees:
Class ADV	24,888	2,624	120
Class S	923,162	160,170	27,271
Class S2	1,000	302	22
Transfer agent fees	1,654	275	683
Administrative service fees	657,266	153,557	329,292
Shareholder reporting expense	101,852	13,523	90,148
Professional fees	84,089	15,805	64,008
Custody and accounting expense	66,057	26,037	156,400
Trustee fees	16,087	2,443	9,290
Miscellaneous expense	28,941	11,740	19,549
Interest expense	—	119	10,296
Total expenses	6,614,691	1,538,279	3,506,094
Net recouped (waived and reimbursed) fees	(489,252)	959	(176,881)
Net expenses	6,125,439	1,539,238	3,329,213
Net investment income (loss)	3,111,894	(378,742)	6,415,692
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	102,954,077	25,492,851	23,242,784
Foreign currency related transactions	—	—	(168,154)
Net realized gain	102,954,077	25,492,851	23,074,630
Net change in unrealized appreciation or depreciation on:
Investments	76,358,046	18,933,142	(31,208,850)
Foreign currency related transactions	—	—	(52,478)
Net change in unrealized appreciation or depreciation	76,358,046	18,933,142	(31,261,328)
Net realized and unrealized gain (loss)	179,312,123	44,425,993	(8,186,698)
Increase (decrease) in net assets resulting from operations	$182,424,017	$44,047,251	$(1,771,006)
* Foreign taxes withheld	$42,058	$618	$937,919
(1) Dividends from affiliates	$19,611	$5,037	$7,530

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MidCap Opportunities Portfolio		ING SmallCap Opportunities Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$3,111,894	$1,735,163	$(378,742)	$(278,544)
Net realized gain (loss)	102,954,077	(4,967,010)	25,492,851	(15,238,907)
Net change in unrealized appreciation or depreciation	76,358,046	185,841,528	18,933,142	49,115,600
Increase in net assets resulting from operations	182,424,017	182,609,681	44,047,251	33,598,149
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(34,995)	(19)	—	—
Class I	(2,157,098)	(554,151)	—	—
Class S	(1,931,267)	(341,801)	—	—
Class S2	(1,857)	(5)	—	—
Total distributions	(4,125,217)	(895,976)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	185,904,598	127,635,870	28,792,551	14,919,302
Proceeds from shares issued in merger (Note 10)	8,935,072	—	—	—
Reinvestment of distributions	4,125,207	895,971	—	—
	198,964,877	128,531,841	28,792,551	14,919,302
Cost of shares redeemed	(133,268,484)	(182,731,467)	(26,083,346)	(17,523,183)
Net increase (decrease) in net assets resulting from capital share transactions	65,696,393	(54,199,626)	2,709,205	(2,603,881)
Net increase in net assets	243,995,193	127,514,079	46,756,456	30,994,268
NET ASSETS:
Beginning of year	572,763,681	445,249,602	141,636,992	110,642,724
End of year	$816,758,874	$572,763,681	$188,393,448	$141,636,992
Undistributed net investment income at end of year	$—	$988,741	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$6,415,692	$6,439,049
Net realized gain (loss)	23,074,630	(30,277,370)
Net change in unrealized appreciation or depreciation	(31,261,328)	117,409,320
Increase (decrease) in net assets resulting from operations	(1,771,006)	93,570,999
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(365)	(178)
Class I	(6,681,877)	(6,084,782)
Class S	(197,642)	(168,487)
Class S2	(73)	(63)
Total distributions	(6,879,957)	(6,253,510)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,400,483	45,171,836
Reinvestment of distributions	6,879,884	6,253,447
	31,280,367	51,425,283
Cost of shares redeemed	(192,480,609)	(76,756,318)
Net decrease in net assets resulting from capital share transactions	(161,200,242)	(25,331,035)
Net increase (decrease) in net assets	(169,851,205)	61,986,454
NET ASSETS:
Beginning of year	411,790,765	349,804,311
End of year	$241,939,560	$411,790,765
Undistributed (distributions in excess of) net investment income at end of year	$(138,911)	$250,319

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING MidCap Opportunities Portfolio
Class ADV
12-31-10	8.88	0.08 •	2.54	2.62	0.04	—	0.04	—		11.46	29.57		1.36	1.29	†	1.29	†	0.75	†	15,119	96
12-31-09	6.32	0.03 •	2.54	2.57	0.01	—	0.01	—		8.88	40.65		1.40	1.14	†	1.14	†	0.36	†	957	169
12-31-08	10.20	(0.03)•	(3.85)	(3.88)	—	—	—	0.00	*	6.32	(38.04	)(a)	1.38	1.20	†	1.20	†	(0.40	)†	1	191
12-31-07	8.16	(0.07)	2.11	2.04	—	—	—	—		10.20	25.00		1.39	1.40		1.40		(0.79)		1	186
12-29-06(4)-12-31-06	8.16 *	(0.00)*	—	(0.00)*	—	—	—	—		8.16 (b)	—		1.45	1.40		1.40		(1.40)		1	139
Class I
12-31-10	9.03	0.06	2.67	2.73	0.07	—	0.07	—		11.69	30.36		0.86	0.79	†	0.79	†	0.62	†	350,626	96
12-31-09	6.40	0.04	2.61	2.65	0.02	—	0.02	—		9.03	41.44		0.90	0.64	†	0.64	†	0.46	†	238,426	169
12-31-08	10.26	0.01	(3.87)	(3.86)	—	—	—	0.00	*	6.40	(37.62	)(a)	0.88	0.70	†	0.70	†	0.11	†	195,295	191
12-31-07	8.16	(0.03)	2.13	2.10	—	—	—	—		10.26	25.74		0.89	0.90		0.90		(0.39)		91,459	186
12-31-06	7.57	(0.03)	0.62	0.59	—	—	—	—		8.16	7.79		0.95	0.90		0.90		(0.32)		71,154	139
Class S
12-31-10	8.86	0.03 •	2.62	2.65	0.05	—	0.05	—		11.46	29.96		1.11	1.04	†	1.04	†	0.35	†	450,115	96
12-31-09	6.29	0.02	2.56	2.58	0.01	—	0.01	—		8.86	41.04		1.15	0.89	†	0.89	†	0.25	†	333,376	169
12-31-08	10.10	(0.00)*	(3.81)	(3.81)	—	—	—	0.00	*	6.29	(37.72	)(a)	1.13	0.90	†	0.90	†	(0.02	)†	249,953	191
12-31-07	8.05	(0.06)	2.11	2.05	—	—	—	—		10.10	25.47		1.14	1.10		1.10		(0.59)		33,491	186
12-31-06	7.48	(0.05)	0.62	0.57	—	—	—	—		8.05	7.62		1.20	1.10		1.10		(0.53)		33,810	139
Class S2
12-31-10	8.89	0.08 •	2.56	2.64	0.04	—	0.04	—		11.49	29.67		1.36	1.19	†	1.19	†	0.71	†	900	96
02-27-09(4)-12-31-09	5.55	0.01	3.34	3.35	0.01	—	0.01	—		8.89	60.41		1.40	1.04	†	1.04	†	0.14	†	5	169
ING SmallCap Opportunities Portfolio
Class ADV
12-31-10	15.69	(0.10)•	5.08	4.98	—	—	—	—		20.67	31.74		1.40	1.40	†	1.40	†	(0.57	)†	2,120	97
12-31-09	12.04	(0.08)•	3.73	3.65	—	—	—	—		15.69	30.32		1.46	1.43	†	1.43	†	(0.61	)†	88	139
11-20-08(4)-12-31-08	9.63	(0.01)	2.41	2.40	—	—	—	0.01		12.04	25.03	(c)	1.43	1.40	†	1.40	†	(0.93	)†	4	148
Class I
12-31-10	16.08	(0.02)	5.22	5.20	—	—	—	—		21.28	32.34		0.90	0.90	†	0.90	†	(0.14	)†	113,938	97
12-31-09	12.27	(0.02)	3.83	3.81	—	—	—	—		16.08	31.05		0.96	0.93	†	0.93	†	(0.12	)†	79,291	139
12-31-08	21.98	(0.01)	(6.61)	(6.62)	—	3.10	3.10	0.01		12.27	(34.48	)(c)	0.93	0.90	†	0.90	†	(0.04	)†	56,476	148
12-31-07	19.97	0.01	2.00	2.01	—	—	—	—		21.98	10.07		0.90	0.90	†	0.90	†	0.07	†	83,695	97
12-31-06	17.74	(0.07)	2.30	2.23	—	—	—	—		19.97	12.57		0.93	0.90		0.90		(0.35)		81,210	84
Class S
12-31-10	15.75	(0.07)	5.12	5.05	—	—	—	—		20.80	32.06		1.15	1.15	†	1.15	†	(0.39	)†	71,992	97
12-31-09	12.05	(0.05)	3.75	3.70	—	—	—	—		15.75	30.71		1.21	1.17	†	1.17	†	(0.36	)†	62,253	139
12-31-08	21.68	(0.05)	(6.49)	(6.54)	—	3.10	3.10	0.01		12.05	(34.59	)(c)	1.18	1.10	†	1.10	†	(0.26	)†	54,163	148
12-31-07	19.74	(0.03)	1.97	1.94	—	—	—	—		21.68	9.83		1.15	1.10	†	1.10	†	(0.14	)†	105,212	97
12-31-06	17.57	(0.11)	2.28	2.17	—	—	—	—		19.74	12.35		1.18	1.10		1.10		(0.55)		122,526	84
Class S2
12-31-10	15.71	(0.09)•	5.09	5.00	—	—	—	—		20.71	31.83		1.40	1.30	†	1.30	†	(0.50	)†	344	97
02-27-09(4)-12-31-09	9.88	(0.06)	5.89	5.83	—	—	—	—		15.71	59.01		1.46	1.33	†	1.33	†	(0.54	)†	5	139

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING International Value Portfolio
Class ADV
12-31-10	8.41	0.11		0.05	0.16	0.13	—	0.13	—	8.44	2.02		1.56	1.50	†	1.50	†	1.28	†	31	155
12-31-09	6.74	0.09		1.70	1.79	0.12	—	0.12	—	8.41	26.88		1.55	1.51	†	1.51	†	1.10	†	21	214
12-31-08	14.21	0.22		(5.67)	(5.45)	0.25	1.78	2.03	0.01	6.74	(43.11	)(d)	1.56	1.50	†	1.50	†	2.06	†	0 **	207
12-31-07	15.26	0.19		1.60	1.79	0.19	2.65	2.84	—	14.21	12.63		1.69	1.50	†	1.50	†	1.25	†	1	202
12-29-06(4)-12-31-06	15.26	(0.00	)•*	—	(0.00)*	—	—	—	—	15.26 (b)	—		1.69	1.50	†	1.50	†	(1.50	)†	1	146
Class I
12-31-10	8.46	0.16	•	0.04	0.20	0.17	—	0.17	—	8.49	2.50		1.06	1.00	†	1.00	†	1.96	†	230,836	155
12-31-09	6.77	0.13		1.68	1.81	0.12	—	0.12	—	8.46	27.18		1.05	1.01	†	1.01	†	1.70	†	399,689	214
12-31-08	14.24	0.27		(5.67)	(5.40)	0.30	1.78	2.08	0.01	6.77	(42.76	)(d)	1.06	1.00	†	1.00	†	2.59	†	340,022	207
12-31-07	15.26	0.28		1.62	1.90	0.27	2.65	2.92	—	14.24	13.44		1.19	1.00	†	1.00	†	1.77	†	515,883	202
12-31-06	12.73	0.34		3.36	3.70	0.35	0.82	1.17	—	15.26	29.44		1.19	1.00	†	1.00	†	2.40	†	460,381	146
Class S
12-31-10	8.60	0.13		0.06	0.19	0.15	—	0.15	—	8.64	2.36		1.31	1.20	†	1.20	†	1.61	†	11,068	155
12-31-09	6.93	0.11		1.68	1.79	0.12	—	0.12	—	8.60	26.13		1.30	1.21	†	1.21	†	1.44	†	12,076	214
12-31-08	14.39	0.25		(5.66)	(5.41)	0.28	1.78	2.06	0.01	6.93	(42.31	)(d)	1.31	1.20	†	1.20	†	2.35	†	9,782	207
12-31-07	15.41	0.23		1.64	1.87	0.24	2.65	2.89	—	14.39	13.06		1.44	1.20	†	1.20	†	1.44	†	13,668	202
12-31-06	12.88	0.28		3.39	3.67	0.32	0.82	1.14	—	15.41	28.81		1.44	1.20	†	1.20	†	2.00	†	7,007	146
Class S2
12-31-10	8.42	0.12		0.04	0.16	0.13	—	0.13	—	8.45	2.09		1.56	1.40	†	1.40	†	1.47	†	5	155
02-27-09(4)-12-31-09	5.43	0.09		3.01	3.10	0.11	—	0.11	—	8.42	57.63		1.55	1.41	†	1.41	†	1.39	†	5	214

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)  Commencement of operations.
•  Calculated using average number of shares outstanding throughout the period.
*  Amount is more than $(0.005) or less than $0.005
**  Amount is less than $500.
†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
(a)  There was no impact on total return due to payment by affiliate in 2008.
(b)  For ING MidCap Opportunities Portfolio amount was previously reported as $8.20 and has been corrected to reflect the actual NAV. For ING International Value Portfolio amount was previously reported as $15.38 and has been corrected to reflect the actual NAV.
(c)  Excluding a $110,798 payment by affiliate in 2008, Small Cap Opportunities total return would have been 24.72%, (34.52)% and (34.64)% for Classes ADV, I and S, respectively.
(d)  Excluding a $729,720 payment by affiliate in 2008, International Value total return would have been (43.18)%, (42.86)% and (42.43)% on Classes ADV, I and S, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Variable Products Trust (the "Trust") is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. There are three active separate investment series which comprise the Trust: ING MidCap Opportunities Portfolio ("MidCap Opportunities"), ING SmallCap Opportunities Portfolio ("SmallCap Opportunities") and ING International Value Portfolio ("International Value"); each, a "Portfolio" and collectively, the "Portfolios."

Each Portfolio offers Adviser Class ("ADV Class") shares, Class I shares, Class S shares and Service 2 Class ("Class S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. serves as the sub-adviser ("ING IM" or the "Sub-Adviser") to the Investment Adviser. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios' existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolios did not hold any open futures contracts at December 31, 2010.

H. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. SmallCap Opportunities and MidCap Opportunities have the option to temporarily loan up to 33% (and International Value 33 1/3%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J. Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as that term is used in the 1940 Act, determined under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
MidCap Opportunities	$675,435,807	$614,343,283
SmallCap Opportunities	146,466,306	145,094,193
International Value	489,560,913	653,499,345

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement ("Investment Management Agreement") with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.75% on the first $250 million, 0.70% on the next $400 million, 0.65% on the next $450 million, and 0.60% in excess of $1.1 billion of the average daily net assets for MidCap Opportunities. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% in excess of $1 billion of the average daily net assets for SmallCap Opportunities. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.85% of the average daily net assets for International Value.

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

During the period, ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2010, the Investment Adviser for MidCap Opportunities waived $9,642, SmallCap Opportunities waived $2,594 and International Value waived $4,436. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

IFS acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio's operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES

ADV Class and Class S2 shares of the Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, IID is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of each Portfolio, so that the actual fee paid by Class S2 of a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

Class S shares of the Portfolios are subject to a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Distributor is entitled to use the proceeds from the Shareholder Services Plan to pay for services including, but not limited to, providing information about the Portfolios and delivering Portfolio documents.

During the year ended December 31, 2010, the Distributor voluntarily waived 0.05% of average daily net assets of Class S related to the shareholder service fee for International Value through May 1, 2011. For MidCap Opportunities, this waiver is only applicable in connection with the expense limitation agreement between the Investment Adviser and the Trust (Note 7).

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
MidCap Opportunities	$495,323	$69,510	$101,545	$666,378
SmallCap Opportunities	117,459	15,684	16,241	149,384
International Value	185,066	21,800	1,864	208,730

At December 31, 2010, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Porfolio	Percentage (%)
ING Life Insurance and Annuity Company	MidCap Opportunities	10.44%
	SmallCap Opportunities	29.66%
	International Value	85.95%
ING National Trust	SmallCap Opportunities	9.08%
ING USA Annuity and Life Insurance	MidCap Opportunities	52.99%
	SmallCap Opportunities	36.80%
Reliastar Life Insurance Company	MidCap Opportunities	5.32%
	SmallCap Opportunities	19.57%
	International Value	9.53%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
MidCap Opportunities(1)	1.40%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	1.17%	1.32%
International Value	1.50%	1.00%	1.20%	1.40%

(1)  Effective May 2, 2010, pursuant to a side agreement, ING Investments has revised the expense limits for MidCap Opportunities through May 2, 2011. The expense limits for MidCap Opportunities are 1.35%, 0.85%, 1.10%, and 1.25% for Class ADV, Class I, Class S and Class S2, respectively. Prior to this date, side expense limits were 1.14%, 0.64%, 0.89% and 1.04% for Class ADV, Class I, Class S, and Class S2, respectively.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

recoupment, the particular Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
MidCap Opportunities	$892,023	$1,290,053	$479,411	$2,661,487
SmallCap Opportunities	16,388	48,522	—	64,910
International Value	240,573	154,057	166,986	561,616

These amounts do not include shareholding servicing fees voluntarily waived by the Distributor or Administrator.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

Each of the Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2010:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
SmallCap Opportunities	5	$605,000	1.43%
International Value	90	2,919,944	1.43%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12-31-10	1,034,041	208,069	3,221	(33,441)	1,211,890	10,546,105	1,923,799	34,995	(336,034)	12,168,865
12-31-09	108,200	—	3	(494)	107,709	857,808	—	19	(4,037)	853,790
Class S
12-31-10	7,104,338	503,495	184,331	(6,146,850)	1,645,314	70,059,884	4,654,742	1,931,267	(58,352,491)	18,293,402
12-31-09	4,099,880	—	49,231	(6,281,351)	(2,132,240)	29,881,033	—	341,801	(43,680,388)	(13,457,554)
Class I
12-31-10	10,488,694	249,213	202,264	(7,335,991)	3,604,180	104,460,059	2,351,788	2,157,098	(74,534,374)	34,434,571
12-31-09	13,154,129	—	80,544	(17,351,881)	(4,117,208)	96,894,029	—	554,151	(139,047,042)	(41,598,862)
Class S2
12-31-10	78,905	2,803	167	(4,116)	77,759	838,550	4,743	1,847	(45,585)	799,555
02-27-09(1) - 12-31-09	541	—	—	—	541	3,000	—	—	—	3,000
SmallCap Opportunities
Class ADV
12-31-10	108,850	—	—	(11,911)	96,939	2,018,092	—	—	(232,866)	1,785,226
12-31-09	5,472	—	—	(148)	5,324	65,641	—	—	(2,170)	63,471
Class S
12-31-10	53,414	—	—	(544,598)	(491,184)	954,106	—	—	(9,487,146)	(8,533,040)
12-31-09	31,661	—	—	(574,367)	(542,706)	358,367	—	—	(7,475,469)	(7,117,102)
Class I
12-31-10	1,377,297	—	—	(955,886)	421,411	25,504,565	—	—	(16,351,448)	9,153,117
12-31-09	1,083,818	—	—	(754,604)	329,214	14,492,294	—	—	(10,045,544)	4,446,750

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class S2
12-31-10	16,878	—	—	(593)	16,285	315,788	—	—	(11,886)	303,902
02-27-09(1) - 12-31-09	304	—	—	—	304	3,000	—	—	—	3,000
International Value
Class ADV
12-31-10	1,210	—	48	(71)	1,187	9,714	—	365	(588)	9,491
12-31-09	2,427	—	23	(54)	2,396	15,954	—	178	(453)	15,679
Class S
12-31-10	107,200	—	24,920	(254,107)	(121,987)	890,932	—	197,642	(2,096,141)	(1,007,567)
12-31-09	160,671	—	23,585	(192,406)	(8,150)	1,157,514	—	168,487	(1,454,406)	(128,405)
Class I
12-31-10	2,877,249	—	857,281	(23,802,680)	(20,068,150)	23,499,837	—	6,681,877	(190,383,880)	(160,202,166)
12-31-09	6,232,038	—	873,632	(10,054,253)	(2,948,583)	43,995,368	—	6,084,782	(75,301,459)	(25,221,309)
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	552	—	—	—	552	3,000	—	—	—	3,000

(1) Commencement of operations.

NOTE 10 — REORGANIZATIONS

On August 20, 2010, MidCap Opportunities ("Acquiring Portfolio") acquired all of the net assets of ING Baron Asset Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purpose of the transaction was to lower the overall gross and net expense ratios for all classes. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$3,076,969
Net realized and unrealized gain on investments	$179,315,546
Net increase in net assets resulting from operations	$182,392,515

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
MidCap Opportunities	ING Baron Asset Portfolio	$8,935	$623,864	$1,823	$53	1.0087

The net assets of MidCap Opportunities after the acquisition were $632,799,125.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Fund Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, the BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR-Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio's investment in BICR-Series B includes the value of the underlying securities held by BICR-Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR-Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR-Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2010, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
MidCap Opportunities	$11,979,999	$12,223,953
SmallCap Opportunities	12,513,016	12,823,921
International Value	5,161,649	5,443,034

*  Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Summary Portfolio of Investments.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio's most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (MidCap Opportunities and International Value). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (International Value). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
MidCap Opportunities	$(21,526)	$24,582	$(3,056)
SmallCap Opportunities	(420,492)	378,742	41,750
International Value	—	75,035	(75,035)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
	Ordinary Income	Ordinary Income
MidCap Opportunities	$4,125,217	$895,976
International Value	6,879,957	6,253,510

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
MidCap Opportunities	$—	$174,922,454	$—	$(778,476)	2015
				(72,865,134)	2016
				(7,830,295)	2017
				$(81,473,905)*
SmallCap Opportunities	—	31,945,846	—	$(6,068,148)	2017
International Value	17,641	10,270,064	(39,675)	$(76,969,718)	2016
				(104,716,147)	2017
				$(181,685,865)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios' fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 96.8%
		Consumer Discretionary: 20.5%
329,250	@	Bed Bath & Beyond, Inc.	$16,182,633	2.0
248,276		Coach, Inc.	13,732,146	1.7
333,299	@,L	Gildan Activewear, Inc.	9,495,689	1.2
370,740		Harley-Davidson, Inc.	12,853,556	1.6
157,000	@	Liberty Media Corp. - Starz	10,437,360	1.3
493,490	@	LKQ Corp.	11,212,093	1.4
306,500		Marriott International, Inc.	12,732,010	1.5
463,580	@	OfficeMax, Inc.	8,205,366	1.0
37,950	@	Priceline.com, Inc.	15,162,923	1.8
199,950		Ross Stores, Inc.	12,646,838	1.5
245,453	@	WMS Industries, Inc.	11,104,294	1.4
365,214		Wyndham Worldwide Corp.	10,941,811	1.3
		Other Securities	22,821,458	2.8
			167,528,177	20.5
		Consumer Staples: 5.4%
561,410		Coca-Cola Enterprises, Inc.	14,052,092	1.7
129,650		Herbalife Ltd.	8,864,171	1.1
		Other Securities	20,947,401	2.6
			43,863,664	5.4
		Energy: 6.1%
154,740	@	Alpha Natural Resources, Inc.	9,289,042	1.1
393,729		Arch Coal, Inc.	13,804,139	1.7
155,520		National Oilwell Varco, Inc.	10,458,720	1.3
82,810	@	Whiting Petroleum Corp.	9,704,504	1.2
		Other Securities	6,216,507	0.8
			49,472,912	6.1
		Financials: 5.9%
479,937		Invesco Ltd.	11,547,284	1.4
107,700		Jones Lang LaSalle, Inc.	9,038,184	1.1
247,400		Lazard Ltd.	9,769,826	1.2
527,970		TD Ameritrade Holding Corp.	10,026,150	1.2
		Other Securities	8,132,890	1.0
			48,514,334	5.9
		Health Care: 13.4%
357,450	@	Agilent Technologies, Inc.	14,809,154	1.8
373,010		AmerisourceBergen Corp.	12,727,101	1.6
505,100	@	Healthsouth Corp.	10,460,621	1.3
226,970	@	Hospira, Inc.	12,639,959	1.5
108,490	@	Laboratory Corp. of America Holdings	9,538,441	1.2

Shares			Value	Percent of Net Assets
143,640	@	Waters Corp.	$11,162,264	1.4
213,296	@	Watson Pharmaceuticals, Inc.	11,016,738	1.3
		Other Securities	27,227,757	3.3
			109,582,035	13.4
		Industrials: 16.9%
196,370		Acuity Brands, Inc.	11,324,658	1.4
222,600		Donaldson Co., Inc.	12,973,128	1.6
137,157		Gardner Denver, Inc.	9,439,145	1.2
131,700		Regal-Beloit Corp.	8,792,292	1.1
162,312		Roper Industries, Inc.	12,405,506	1.5
150,630	@	Stericycle, Inc.	12,188,980	1.5
139,560	@	TransDigm Group, Inc.	10,049,716	1.2
313,920		Trinity Industries, Inc.	8,353,411	1.0
315,700	@	Verisk Analytics, Inc.	10,759,056	1.3
152,170	@	WABCO Holdings, Inc.	9,271,718	1.1
226,144		Woodward Governor Co.	8,493,969	1.1
		Other Securities	23,700,556	2.9
			137,752,135	16.9
		Information Technology: 22.3%
209,980		Amphenol Corp.	11,082,744	1.4
188,530	@	Ansys, Inc.	9,816,757	1.2
304,620	@	BMC Software, Inc.	14,359,787	1.8
229,980	@	Check Point Software Technologies	10,638,875	1.3
224,600	@	Citrix Systems, Inc.	15,364,886	1.9
335,270	@	Gartner, Inc.	11,130,964	1.4
241,230		KLA-Tencor Corp.	9,321,127	1.1
213,500	@	Lam Research Corp.	11,055,030	1.3
624,000	@	Marvell Technology Group Ltd.	11,575,200	1.4
231,380	@	Micros Systems, Inc.	10,148,327	1.2
319,394	@	NetApp, Inc.	17,553,894	2.1
339,310	@	VeriSign, Inc.	11,085,258	1.4
623,040		Western Union Co.	11,569,853	1.4
		Other Securities	27,820,168	3.4
			182,522,870	22.3
		Materials: 4.8%
191,200		Albemarle Corp.	10,665,136	1.3
217,320		Ecolab, Inc.	10,957,274	1.4
195,880		Sigma-Aldrich Corp.	13,037,773	1.6
		Other Securities	4,391,183	0.5
			39,051,366	4.8
		Telecommunication Services: 1.5%
297,590	@	SBA Communications Corp.	12,183,335	1.5
		Total Common Stock ( Cost $613,576,189 )	790,470,828	96.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
REAL ESTATE INVESTMENT TRUSTS: 1.2%
		Financials: 1.2%
186,870	L	Digital Realty Trust, Inc.	$9,631,280	1.2
		Total Real Estate Investment Trusts ( Cost $10,979,912 )	9,631,280	1.2
EXCHANGE-TRADED FUNDS: 1.5%
		Exchange-Traded Funds: 1.5%
222,140	L	iShares Russell Midcap Growth Index Fund	12,588,674	1.5
		Total Exchange- Traded Funds ( Cost $11,094,331 )	12,588,674	1.5
		Total Long-Term Investments ( Cost $635,650,432 )	812,690,782	99.5
SHORT-TERM INVESTMENTS: 2.0%
		Mutual Funds: 0.5%
4,527,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	4,527,000	0.5
		Total Mutual Funds ( Cost $4,527,000 )	4,527,000	0.5
		Securities Lending Collateralcc: 1.5%
10,908,208		BNY Mellon Overnight Government Fund (1)	10,908,208	1.4
1,315,745	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,052,596	0.1
		Total Securities Lending Collateral ( Cost $12,223,953 )	11,960,804	1.5
		Total Short-Term Investments ( Cost $16,750,953 )	16,487,804	2.0
		Total Investments in Securities ( Cost $652,401,385 ) *	$829,178,586	101.5
		Other Assets and Liabilities - Net	(12,419,712)	(1.5)
		Net Assets	$816,758,874	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $654,256,132.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$181,519,323
Gross Unrealized Depreciation	(6,596,869)
Net Unrealized Appreciation	$174,922,454

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$790,470,828	$—	$—	$790,470,828
Real Estate Investment Trusts	9,631,280	—	—	9,631,280
Exchange-Traded Funds	12,588,674	—	—	12,588,674
Short-Term Investments	15,435,208	—	1,052,596	16,487,804
Total Investments, at value	$828,125,990	$—	$1,052,596	$829,178,586

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Investments, at value
Short-Term Investments	$1,052,596	$—	$—	$—	$—	$—	$—	$—	$1,052,596
Total Investments, at value	$1,052,596	$—	$—	$—	$—	$—	$—	$—	$1,052,596

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 93.5%
		Consumer Discretionary: 17.4%
45,284		Arbitron, Inc.	$1,880,192	1.0
83,509		Cooper Tire & Rubber Co.	1,969,142	1.1
41,415	@	Jo-Ann Stores, Inc.	2,494,011	1.3
52,212	@	Life Time Fitness, Inc.	2,140,170	1.1
63,200	@	LKQ Corp.	1,435,904	0.8
110,776	@	OfficeMax, Inc.	1,960,735	1.0
39,500	L	PF Chang's China Bistro, Inc.	1,914,170	1.0
		Other Securities	19,075,434	10.1
			32,869,758	17.4
		Consumer Staples: 2.6%
39,800		Casey's General Stores, Inc.	1,691,898	0.9
37,500		Diamond Foods, Inc.	1,994,250	1.1
		Other Securities	1,175,967	0.6
			4,862,115	2.6
		Energy: 4.8%
35,400	@	Bill Barrett Corp.	1,456,002	0.8
50,900	@	Carrizo Oil & Gas, Inc.	1,755,541	0.9
26,282	@	Dril-Quip, Inc.	2,042,637	1.1
113,715	@	McMoRan Exploration Co.	1,949,075	1.0
		Other Securities	1,882,909	1.0
			9,086,164	4.8
		Financials: 5.2%
71,762	@	Ezcorp, Inc.	1,946,903	1.0
29,100	@	Signature Bank	1,455,000	0.8
32,660	@	Stifel Financial Corp.	2,026,226	1.1
28,700	@	SVB Financial Group	1,522,535	0.8
		Other Securities	2,853,820	1.5
			9,804,484	5.2
		Health Care: 17.3%
30,300		Chemed Corp.	1,924,353	1.0
115,731	@	Healthsouth Corp.	2,396,787	1.3
85,200	@	MedAssets, Inc.	1,720,188	0.9
39,700	@	Onyx Pharmaceuticals, Inc.	1,463,739	0.8
46,170	@	Sirona Dental Systems, Inc.	1,928,983	1.0
36,600		Universal Health Services, Inc.	1,589,172	0.8
		Other Securities	21,649,541	11.5
			32,672,763	17.3
		Industrials: 17.1%
65,235		Actuant Corp.	1,736,556	0.9
36,696		Acuity Brands, Inc.	2,116,258	1.1
31,000	@,L	Allegiant Travel Co.	1,526,440	0.8
41,700	@	Genesee & Wyoming, Inc.	2,208,015	1.2
82,400	@	Hexcel Corp.	1,490,616	0.8

Shares			Value	Percent of Net Assets
82,800		Knight Transportation, Inc.	$1,573,200	0.8
19,600		Nordson Corp.	1,800,848	1.0
49,028		Simpson Manufacturing Co., Inc.	1,515,455	0.8
52,763		Waste Connections, Inc.	1,452,565	0.8
33,700		Watsco, Inc.	2,125,796	1.1
58,890		Woodward Governor Co.	2,211,908	1.2
		Other Securities	12,457,927	6.6
			32,215,584	17.1
		Information Technology: 23.9%
43,000		Adtran, Inc.	1,557,030	0.8
30,338	@	Ansys, Inc.	1,579,700	0.8
71,000	@	Ariba, Inc.	1,667,790	0.9
66,315		Blackbaud, Inc.	1,717,559	0.9
42,800	@,L	Blackboard, Inc.	1,767,640	0.9
37,100	@	Concur Technologies, Inc.	1,926,603	1.0
221,900	@	Integrated Device Technology, Inc.	1,477,854	0.8
98,300	@	Parametric Technology Corp.	2,214,699	1.2
51,642	@	Plexus Corp.	1,597,803	0.9
56,000	@	Synaptics, Inc.	1,645,280	0.9
74,600	@	Taleo Corp.	2,062,690	1.1
112,124	@	Verigy Ltd.	1,459,854	0.8
		Other Securities	24,308,573	12.9
			44,983,075	23.9
		Materials: 3.4%
58,400		Silgan Holdings, Inc.	2,091,304	1.1
		Other Securities	4,408,804	2.3
			6,500,108	3.4
		Telecommunication Services: 1.1%
		Other Securities	1,999,499	1.1
Utilities: 0.7%
		Other Securities	1,225,656	0.7
		Total Common Stock ( Cost $142,321,279 )	176,219,206	93.5
REAL ESTATE INVESTMENT TRUSTS: 2.2%
		Financials: 2.2%
30,200		Tanger Factory Outlet Centers, Inc.	1,545,938	0.8
		Other Securities	2,674,434	1.4
		Total Real Estate Investment Trusts ( Cost $3,565,081 )	4,220,372	2.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
EXCHANGE-TRADED FUNDS: 2.0%
		Exchange-Traded Funds: 2.0%
42,307	L	iShares Russell 2000 Growth Index Fund	$3,698,478	2.0
		Total Exchange- Traded Funds ( Cost $3,217,590 )	3,698,478	2.0
		Total Long-Term Investments ( Cost $149,103,950 )	184,138,056	97.7
SHORT-TERM INVESTMENTS: 9.8%
		Mutual Funds: 3.0%
5,659,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	5,659,000	3.0
		Total Mutual Funds ( Cost $5,659,000 )	5,659,000	3.0
		Securities Lending Collateralcc: 6.8%
12,356,623		BNY Mellon Overnight Government Fund (1)	12,356,623	6.6
467,298	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	373,839	0.2
		Total Securities Lending Collateral ( Cost $12,823,921 )	12,730,462	6.8
		Total Short-Term Investments ( Cost $18,482,921 )	18,389,462	9.8
		Total Investments in Securities ( Cost $167,586,871 ) *	$202,527,518	107.5
		Other Assets and Liabilities - Net	(14,134,070)	(7.5)
		Net Assets	$188,393,448	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $170,581,672.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$37,288,719
Gross Unrealized Depreciation	(5,342,873)
Net Unrealized Appreciation	$31,945,846

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$176,219,206	$—	$—	$176,219,206
Real Estate Investment Trusts	4,220,372	—	—	4,220,372
Exchange-Traded Funds	3,698,478	—	—	3,698,478
Short-Term Investments	18,015,623	—	373,839	18,389,462
Total Investments, at value	$202,153,679	$—	$373,839	$202,527,518

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$373,839	$—	$—	$—	$—	$—	$—	$—	$373,839
Total Investments, at value	$373,839	$—	$—	$—	$—	$—	$—	$—	$373,839

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.6%
		Australia: 2.0%
104,106		BHP Billiton Ltd.	$4,841,037	2.0
		Brazil: 1.9%
139,300		Banco do Brasil S.A.	2,636,630	1.1
		Other Securities	2,041,465	0.8
			4,678,095	1.9
		Canada: 3.7%
83,900		Barrick Gold Corp.	4,460,763	1.9
75,000		Suncor Energy, Inc.	2,871,750	1.2
		Other Securities	1,515,916	0.6
			8,848,429	3.7
		China: 4.3%
2,206,000	L	Angang New Steel Co., Ltd.	3,374,486	1.4
3,863,000		China Construction Bank	3,460,657	1.4
5,038,000		China Railway Group Ltd.	3,634,374	1.5
			10,469,517	4.3
		Denmark: 3.6%
28,657		Carlsberg A/S	2,876,461	1.2
223,542	@	Danske Bank A/S	5,732,818	2.4
			8,609,279	3.6
		Finland: 2.8%
227,875		Fortum OYJ	6,873,495	2.8
		France: 12.5%
68,466		Accor S.A.	3,051,360	1.3
251,583	@	Air France-KLM	4,592,569	1.9
72,181		BNP Paribas	4,596,963	1.9
58,999		Cie Generale des Etablissements Michelin	4,235,284	1.8
48,718		Sanofi-Aventis	3,123,350	1.3
114,182		Total S.A.	6,081,622	2.5
99,729		Veolia Environnement	2,919,204	1.2
		Other Securities	1,546,716	0.6
			30,147,068	12.5
		Germany: 6.2%
40,068		Allianz AG	4,760,707	2.0
284,163		Deutsche Telekom AG	3,663,205	1.5
53,487		Siemens AG	6,625,683	2.7
			15,049,595	6.2
		Hong Kong: 2.4%
919,000		HongKong Electric Holdings	5,793,408	2.4

Shares			Value	Percent of Net Assets
		Indonesia: 0.8%
		Other Securities	$1,866,952	0.8
		Ireland: 0.4%
		Other Securities	1,078,655	0.4
		Israel: 0.7%
		Other Securities	1,777,633	0.7
		Italy: 2.3%
264,058		Fiat S.p.A	5,461,019	2.3
		Japan: 21.4%
108,092	L	Canon, Inc. ADR	5,549,443	2.3
455,000		Fujitsu Ltd.	3,152,399	1.3
970,000		Hitachi Ltd.	5,149,895	2.1
896		Inpex Holdings, Inc.	5,232,095	2.1
115,000		JGC Corp.	2,492,466	1.0
143,500		Mitsubishi Corp.	3,867,575	1.6
607,100		Nissan Motor Co., Ltd.	5,743,077	2.4
146,200		Omron Corp.	3,852,903	1.6
34,010		ORIX Corp.	3,332,135	1.4
63,200		Takeda Pharmaceutical Co., Ltd.	3,104,752	1.3
154,600		Tokio Marine Holdings, Inc.	4,592,772	1.9
90,900		Tokyo Electron Ltd.	5,723,173	2.4
			51,792,685	21.4
		Luxembourg: 1.4%
91,112		ArcelorMittal	3,467,422	1.4
		Malaysia: 2.1%
1,314,612		Malayan Banking BHD	3,622,935	1.5
		Other Securities	1,563,343	0.6
			5,186,278	2.1
		Netherlands: 7.6%
151,641	@	European Aeronautic Defence and Space Co. NV	3,538,549	1.5
248,753		Royal Dutch Shell PLC - Class A	8,305,460	3.4
152,498		Unilever NV	4,757,571	2.0
		Other Securities	1,713,145	0.7
			18,314,725	7.6
		Poland: 1.0%
		Other Securities	2,371,464	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
		Russia: 2.1%
85,525		Mechel OAO ADR	$2,499,896	1.1
101,997		MMC Norilsk Nickel ADR	2,452,008	1.0
			4,951,904	2.1
		Switzerland: 7.8%
81,482		Novartis AG	4,796,487	2.0
294,226	@	UBS AG - Reg	4,830,797	2.0
257,244		Xstrata PLC	6,095,695	2.5
12,398		Zurich Financial Services AG	3,210,669	1.3
			18,933,648	7.8
		United Kingdom: 11.6%
869,770		Barclays PLC	3,594,656	1.5
112,100		BP PLC ADR	4,951,457	2.1
189,039		GlaxoSmithKline PLC	3,665,997	1.5
567,836		HSBC Holdings PLC	5,803,348	2.4
106,556		Kazakhmys PLC	2,704,862	1.1
2,131,454		Vodafone Group PLC	5,595,363	2.3
		Other Securities	1,766,969	0.7
			28,082,652	11.6
		Total Common Stock ( Cost $226,888,495 )	238,594,960	98.6
SHORT-TERM INVESTMENTS: 4.1%
		Mutual Funds: 1.9%
4,515,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	4,515,000	1.9
		Total Mutual Funds ( Cost $4,515,000 )	4,515,000	1.9
		Securities Lending Collateralcc: 2.2%
5,098,467		BNY Mellon Overnight Government Fund (1)	5,098,467	2.1
344,567	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	275,654	0.1
		Total Securities Lending Collateral ( Cost $5,443,034 )	5,374,121	2.2
		Total Short-Term Investments ( Cost $9,958,034 )	9,889,121	4.1
		Total Investments in Securities ( Cost $236,846,529 ) *	$248,484,081	102.7
		Other Assets and Liabilities - Net	(6,544,521)	(2.7)
		Net Assets	$241,939,560	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $238,067,433.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,558,381
Gross Unrealized Depreciation	(8,141,733)
Net Unrealized Appreciation	$10,416,648
Industry	Percentage of Net Assets
Consumer Discretionary	8.5%
Consumer Staples	5.2
Energy	12.1
Financials	22.4
Health Care	6.8
Industrials	10.2
Information Technology	9.7
Materials	12.8
Telecommunication Services	3.8
Utilities	7.1
Short-Term Investments	4.1
Other Assets and Liabilities - Net	(2.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Australia	$—	$4,841,037	$—	$4,841,037
Brazil	4,678,095	—	—	4,678,095
Canada	8,848,429	—	—	8,848,429
China	—	10,469,517	—	10,469,517
Denmark	—	8,609,279	—	8,609,279
Finland	—	6,873,495	—	6,873,495
France	—	30,147,068	—	30,147,068
Germany	—	15,049,595	—	15,049,595
Hong Kong	5,793,408	—	—	5,793,408
Indonesia	—	1,866,952	—	1,866,952
Ireland	1,078,655	—	—	1,078,655
Israel	1,777,633	—	—	1,777,633
Italy	—	5,461,019	—	5,461,019
Japan	5,549,443	46,243,242	—	51,792,685
Luxembourg	—	3,467,422	—	3,467,422
Malaysia	—	5,186,278	—	5,186,278
Netherlands	—	18,314,725	—	18,314,725
Poland	—	2,371,464	—	2,371,464
Russia	4,951,904	—	—	4,951,904
Switzerland	—	18,933,648	—	18,933,648
United Kingdom	4,951,457	23,131,195	—	28,082,652
Total Common Stock	37,629,024	200,965,936	—	238,594,960
Short-Term Investments	9,613,467	—	275,654	9,889,121
Total Investments, at value	$47,242,491	$200,965,936	$275,654	$248,484,081

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$275,654	$—	$—	$—	$—	$—	$—	$—	$275,654
Total Investments, at value	$275,654	$—	$—	$—	$—	$—	$—	$—	$275,654

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING MidCap Opportunities Portfolio
Class ADV	NII	$0.0421
Class I	NII	$0.0738
Class S	NII	$0.0498
Class S2	NII	$0.0350
ING International Value Portfolio
Class ADV	NII	$0.1270
Class I	NII	$0.1655
Class S	NII	$0.1489
Class S2	NII	$0.1325

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING MidCap Opportunities Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING International Value Portfolio	$730,538	$0.0256	96.11%

*  None of the Portfolio's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007 - Present	President, Glantuam Partners, LLC (January 2009 - Present); and Consultant (January 2005 - Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:62	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:68	Trustee	November 2007 - Present	Retired. Formerly, Partner, Pricewaterhouse Coopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:65	Trustee	February 2002 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:67	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:60	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:65	Chairman and Trustee	February 2002 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Interested Directors/Trustees

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:64	Trustee	November 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:55	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(9).

(1)  The tenure of each Trustee is subject to the Board's retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)  Directed Services LLC is the successor in interest to Directed Services, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	February 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	November 1999 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5) Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6) Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of ING Variable Products Trust (the "Trust"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC (the "Adviser") and the Portfolios and the sub-advisory contracts ("Sub-Advisory Contracts") with ING Investment Management, Co., the sub-adviser to each Portfolio (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or selected peer group of investment companies ("Selected Peer Group").

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Portfolios' Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's I/B/F IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolio's) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

Institutional Class (Class I) shares of the Portfolios were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. Class I shares generally were selected so that the Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

funds included in the Portfolios' Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the Sub-Adviser that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median and/or Lipper category

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Adviser affiliated with the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

profitability of service providers affiliated with the Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio's current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING MidCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Portfolio (formerly, ING VP MidCap Opportunities Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Portfolio (formerly, ING VP SmallCap Opportunities Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

presented, with the exception of the ten-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, the second quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Portfolio (formerly, ING VP International Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, three-year, and five-year periods, but underperformed for the year-to-date, one-year, and ten-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the most recent calendar quarter and three-year periods, the fourth quintile for the year-to-date and ten-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding steps being considered to address the Board's concerns regarding the Portfolio's performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 E Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Independent Registered Public
Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-UVPTADVISS2  (1210 021711)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                  Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $56,700 for year ended December 31, 2010 and $51,000 for year ended December 31, 2009.

(b)                                 Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $6,450 for year ended December 31, 2010 and $6,450 for year ended December 31, 2009.

(c)                                  Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $26,157 in the year ended December 31, 2010 and $13,200 in the year ended December 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended December 31, 2010 and $2,500 in the year ended December 31, 2009.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  September 29, 2010

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:    September 29. 2010 to December 31, 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

13

(e)(2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,220,728 for year ended December 31, 2010 and $2,106,219 for year ended December 31, 2009.

(h)       Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

14

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Variable Products Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING MidCap Opportunities Portfolio, ING SmallCap Opportunities Portfolio, and ING International Value Portfolio, each a series of ING Variable Products Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 18, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

March 3, 2011

Item 6. Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

PORTFOLIO OF INVESTMENTS
ING International Value Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 98.6%
		Australia: 2.0%
104,106		BHP Billiton Ltd.	$4,841,037
			4,841,037
		Brazil: 1.9%
139,300		Banco do Brasil S.A.	2,636,630
140,500	L	Gafisa SA ADR	2,041,465
			4,678,095
		Canada: 3.7%
83,900		Barrick Gold Corp.	4,460,763
75,000		Suncor Energy, Inc.	2,871,750
20,300		Toronto Dominion Bank	1,515,916
			8,848,429
		China: 4.3%
2,206,000	L	Angang New Steel Co., Ltd.	3,374,486
3,863,000		China Construction Bank	3,460,657
5,038,000		China Railway Group Ltd.	3,634,374
			10,469,517
		Denmark: 3.6%
28,657		Carlsberg A/S	2,876,461
223,542	@	Danske Bank A/S	5,732,818
			8,609,279
		Finland: 2.8%
227,875		Fortum OYJ	6,873,495
			6,873,495
		France: 12.5%
68,466		Accor S.A.	3,051,360
251,583	@	Air France-KLM	4,592,569
72,181		BNP Paribas	4,596,963
37,512		Carrefour S.A.	1,546,716
58,999		Cie Generale des Etablissements Michelin	4,235,284
48,718		Sanofi-Aventis	3,123,350
114,182		Total S.A.	6,081,622
99,729		Veolia Environnement	2,919,204
			30,147,068
		Germany: 6.2%
40,068		Allianz AG	4,760,707
284,163		Deutsche Telekom AG	3,663,205
53,487		Siemens AG	6,625,683
			15,049,595
		Hong Kong: 2.4%
919,000		HongKong Electric Holdings	5,793,408
			5,793,408
		Indonesia: 0.8%
5,572,911		Bumi Resources Tbk PT	1,866,952
			1,866,952
		Ireland: 0.4%
110,574	@	Smurfit Kappa PLC	1,078,655
			1,078,655
		Israel: 0.7%
34,100		Teva Pharmaceutical Industries Ltd. ADR	1,777,633
			1,777,633
		Italy: 2.3%
264,058		Fiat S.p.A	5,461,019
			5,461,019
		Japan: 21.4%
108,092	L	Canon, Inc. ADR	5,549,443
455,000		Fujitsu Ltd.	3,152,399
970,000		Hitachi Ltd.	5,149,895
896		Inpex Holdings, Inc.	5,232,095
115,000		JGC Corp.	2,492,466
143,500		Mitsubishi Corp.	3,867,575
607,100		Nissan Motor Co., Ltd.	5,743,077
146,200		Omron Corp.	3,852,903
34,010		ORIX Corp.	3,332,135
63,200		Takeda Pharmaceutical Co., Ltd.	3,104,752
154,600		Tokio Marine Holdings, Inc.	4,592,772
90,900		Tokyo Electron Ltd.	5,723,173
			51,792,685
		Luxembourg: 1.4%
91,112		ArcelorMittal	3,467,422
			3,467,422

		Malaysia: 2.1%
1,314,612		Malayan Banking BHD		3,622,935
575,838		Tenaga Nasional BHD		1,563,343
				5,186,278
		Netherlands: 7.6%
151,641	@	European Aeronautic Defence and Space Co. NV		3,538,549
22,556		Nutreco Holding NV		1,713,145
248,753		Royal Dutch Shell PLC - Class A		8,305,460
152,498		Unilever NV		4,757,571
				18,314,725
		Poland: 1.0%
161,882		Powszechna Kasa Oszczednosci Bank Polski S.A.		2,371,464
				2,371,464
		Russia: 2.1%
85,525		Mechel OAO ADR		2,499,896
101,997		MMC Norilsk Nickel ADR		2,452,008
				4,951,904
		Switzerland: 7.8%
81,482		Novartis AG		4,796,487
294,226	@	UBS AG - Reg		4,830,797
257,244		Xstrata PLC		6,095,695
12,398		Zurich Financial Services AG		3,210,669
				18,933,648
		United Kingdom: 11.6%
869,770		Barclays PLC		3,594,656
112,100		BP PLC ADR		4,951,457
189,039		GlaxoSmithKline PLC		3,665,997
567,836		HSBC Holdings PLC		5,803,348
300,768		J Sainsbury PLC		1,766,969
106,556		Kazakhmys PLC		2,704,862
2,131,454		Vodafone Group PLC		5,595,363
				28,082,652
		Total Common Stock (Cost $226,888,495)		238,594,960

SHORT-TERM INVESTMENTS: 4.1%
		Mutual Funds: 1.9%
4,515,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		4,515,000

		Total Mutual Funds (Cost $4,515,000)		4,515,000

		Securities Lending Collateral(cc): 2.2%
5,098,467		BNY Mellon Overnight Government Fund (1)		5,098,467
344,567	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		275,654

		Total Securities Lending Collateral (Cost $5,443,034)		5,374,121

		Total Short-Term Investments (Cost $9,958,034)		9,889,121

		Total Investments in Securities (Cost $236,846,529)*	102.7%	$248,484,081
		Other Assets and Liabilities - Net	(2.7)	(6,544,521)
		Net Assets	100.0%	$241,939,560

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 96.8%
		Consumer Discretionary: 20.5%
329,250	@	Bed Bath & Beyond, Inc.	$16,182,633
248,276		Coach, Inc.	13,732,146
344,940		Cooper Tire & Rubber Co.	8,133,685
333,299	@, L	Gildan Activewear, Inc.	9,495,689
370,740		Harley-Davidson, Inc.	12,853,556
157,000	@	Liberty Media Corp. - Starz	10,437,360
493,490	@	LKQ Corp.	11,212,093
306,500		Marriott International, Inc.	12,732,010
463,580	@	OfficeMax, Inc.	8,205,366
78,360	@	Panera Bread Co.	7,930,816
37,950	@	Priceline.com, Inc.	15,162,923
575,550		Regal Entertainment Group	6,756,957
199,950		Ross Stores, Inc.	12,646,838
245,453	@	WMS Industries, Inc.	11,104,294
365,214		Wyndham Worldwide Corp.	10,941,811
			167,528,177
		Consumer Staples: 5.4%
561,410		Coca-Cola Enterprises, Inc.	14,052,092
357,510		ConAgra Foods, Inc.	8,072,576
129,650		Herbalife Ltd.	8,864,171
159,190		Hershey Co.	7,505,809
106,128	@	Whole Foods Market, Inc.	5,369,016
			43,863,664
		Energy: 6.1%
154,740	@	Alpha Natural Resources, Inc.	9,289,042
393,729		Arch Coal, Inc.	13,804,139
362,690	@	McMoRan Exploration Co.	6,216,507
155,520		National Oilwell Varco, Inc.	10,458,720
82,810	@	Whiting Petroleum Corp.	9,704,504
			49,472,912
		Financials: 5.9%
192,540		Comerica, Inc.	8,132,890
479,937	@	Invesco Ltd.	11,547,284
107,700		Jones Lang LaSalle, Inc.	9,038,184
247,400		Lazard Ltd.	9,769,826
527,970		TD Ameritrade Holding Corp.	10,026,150
			48,514,334
		Health Care: 13.4%
235,600		Aetna, Inc.	7,188,156
357,450	@	Agilent Technologies, Inc.	14,809,154
373,010		AmerisourceBergen Corp.	12,727,101
104,310		Cooper Cos., Inc.	5,876,825
505,100	@	Healthsouth Corp.	10,460,621
156,390		Hill-Rom Holdings, Inc.	6,157,074
226,970	@	Hospira, Inc.	12,639,959
108,490	@	Laboratory Corp. of America Holdings	9,538,441
282,987	@	Valeant Pharmaceuticals International, Inc.	8,005,702
143,640	@	Waters Corp.	11,162,264
213,296	@	Watson Pharmaceuticals, Inc.	11,016,738
			109,582,035
		Industrials: 16.9%
196,370		Acuity Brands, Inc.	11,324,658
158,430		Brady Corp.	5,166,402
222,600		Donaldson Co., Inc.	12,973,128
87,500		Dover Corp.	5,114,375
137,157		Gardner Denver, Inc.	9,439,145
64,260		Joy Global, Inc.	5,574,555
131,700		Regal-Beloit Corp.	8,792,292
162,312		Roper Industries, Inc.	12,405,506
150,630	@	Stericycle, Inc.	12,188,980
139,560	@	TransDigm Group, Inc.	10,049,716
313,920		Trinity Industries, Inc.	8,353,411
315,700	@	Verisk Analytics, Inc.	10,759,056
152,170	@	WABCO Holdings, Inc.	9,271,718
284,970		Waste Connections, Inc.	7,845,224
226,144		Woodward Governor Co.	8,493,969
			137,752,135
		Information Technology: 22.3%
209,980		Amphenol Corp.	11,082,744
188,530	@	Ansys, Inc.	9,816,757
304,620	@	BMC Software, Inc.	14,359,787

184,090		Broadcom Corp.		8,017,120
229,980	@	Check Point Software Technologies		10,638,875
224,600	@	Citrix Systems, Inc.		15,364,886
335,270	@	Gartner, Inc.		11,130,964
120,120	@	Intuit, Inc.		5,921,916
241,230		KLA-Tencor Corp.		9,321,127
213,500	@	Lam Research Corp.		11,055,030
624,000	@	Marvell Technology Group Ltd.		11,575,200
231,380	@	Micros Systems, Inc.		10,148,327
152,772		National Instruments Corp.		5,750,338
319,394	@	NetApp, Inc.		17,553,894
477,720	@	QLogic Corp.		8,130,794
339,310	@	VeriSign, Inc.		11,085,258
623,040		Western Union Co.		11,569,853
				182,522,870
		Materials: 4.8%
191,200		Albemarle Corp.		10,665,136
56,290		Cliffs Natural Resources, Inc.		4,391,183
217,320		Ecolab, Inc.		10,957,274
195,880		Sigma-Aldrich Corp.		13,037,773
				39,051,366
		Telecommunication Services: 1.5%
297,590	@	SBA Communications Corp.		12,183,335
				12,183,335
		Total Common Stock (Cost $613,576,189)		790,470,828

REAL ESTATE INVESTMENT TRUSTS: 1.2%
		Financials: 1.2%
186,870	L	Digital Realty Trust, Inc.		9,631,280

		Total Real Estate Investment Trusts (Cost $10,979,912)		9,631,280

EXCHANGE-TRADED FUNDS: 1.5%
		Exchange-Traded Funds: 1.5%
222,140	L	iShares Russell Midcap Growth Index Fund		12,588,674

		Total Exchange-Traded Funds (Cost $11,094,331)		12,588,674

		Total Long-Term Investments (Cost $635,650,432)		812,690,782

SHORT-TERM INVESTMENTS: 2.0%
		Mutual Funds: 0.5%
4,527,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		4,527,000

		Total Mutual Funds (Cost $4,527,000)		4,527,000

		Securities Lending Collateral(cc): 1.5%
10,908,208		BNY Mellon Overnight Government Fund (1)		10,908,208
1,315,745	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		1,052,596

		Total Securities Lending Collateral (Cost $12,223,953)		11,960,804

		Total Short-Term Investments (Cost $16,750,953)		16,487,804

		Total Investments in Securities (Cost $652,401,385)*	101.5%	$829,178,586
		Other Assets and Liabilities - Net	(1.5)	(12,419,712)
		Net Assets	100.0%	$816,758,874

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 93.5%
		Consumer Discretionary: 17.4%
45,284		Arbitron, Inc.	$1,880,192
29,500	@	Bally Technologies, Inc.	1,244,605
60,500	@	California Pizza Kitchen, Inc.	1,045,440
53,400		Cinemark Holdings, Inc.	920,616
51,400	@	Collective Brands, Inc.	1,084,540
83,509		Cooper Tire & Rubber Co.	1,969,142
43,600	@	Gildan Activewear, Inc.	1,242,164
34,300	@	Hibbett Sporting Goods, Inc.	1,265,670
25,500	@, L	Imax Corp.	715,275
11,452	@	J Crew Group, Inc.	494,039
57,000	@	Jack in the Box, Inc.	1,204,410
41,415	@	Jo-Ann Stores, Inc.	2,494,011
52,212	@	Life Time Fitness, Inc.	2,140,170
63,200	@	LKQ Corp.	1,435,904
55,907	@, L	Lumber Liquidators	1,392,643
31,350		Monro Muffler, Inc.	1,084,397
110,776	@	OfficeMax, Inc.	1,960,735
39,500	L	PF Chang’s China Bistro, Inc.	1,914,170
17,200		Polaris Industries, Inc.	1,341,944
46,894		Pool Corp.	1,056,991
198,900	@, L	Smith & Wesson Holding Corp.	743,886
29,788	@	Steiner Leisure Ltd.	1,391,100
161,800	@	Talbots, Inc.	1,378,536
44,033	@	Wet Seal, Inc.	162,922
43,600		Wyndham Worldwide Corp.	1,306,256
			32,869,758
		Consumer Staples: 2.6%
39,800		Casey’s General Stores, Inc.	1,691,898
37,500		Diamond Foods, Inc.	1,994,250
43,700		Flowers Foods, Inc.	1,175,967
			4,862,115
		Energy: 4.8%
35,400	@	Bill Barrett Corp.	1,456,002
50,900	@	Carrizo Oil & Gas, Inc.	1,755,541
26,282	@	Dril-Quip, Inc.	2,042,637
33,000		Holly Corp.	1,345,410
113,715	@	McMoRan Exploration Co.	1,949,075
7,300	@	Oceaneering International, Inc.	537,499
			9,086,164
		Financials: 5.2%
71,762	@	Ezcorp, Inc.	1,946,903
14,248		Greenhill & Co., Inc.	1,163,777
85,300		Janus Capital Group, Inc.	1,106,341
7,762	@	Portfolio Recovery Associates, Inc.	583,702
29,100	@	Signature Bank	1,455,000
32,660	@	Stifel Financial Corp.	2,026,226
28,700	@	SVB Financial Group	1,522,535
			9,804,484
		Health Care: 17.3%
21,600	@	Acorda Therapeutics, Inc.	588,816
23,542	@	AMERIGROUP Corp.	1,033,965
24,900	@, L	Auxilium Pharmaceuticals, Inc.	525,390
24,700	@	BioMarin Pharmaceuticals, Inc.	665,171
8,085	@	Bio-Rad Laboratories, Inc.	839,627
39,954	@	Centene Corp.	1,012,434
30,300		Chemed Corp.	1,924,353
76,144	@	Cypress Bioscience, Inc.	493,413
19,488	@	Haemonetics Corp.	1,231,252
17,617	@	Hanger Orthopedic Group, Inc.	373,304
115,731	@	Healthsouth Corp.	2,396,787
71,500	@	Inspire Pharmaceuticals, Inc.	600,600
24,300	@, L	InterMune, Inc.	884,520
22,170	@	IPC The Hospitalist Co., Inc.	864,852
29,100	@	Luminex Corp.	531,948
85,200	@	MedAssets, Inc.	1,720,188
34,100	@	Medicines Co.	481,833
15,100	@	Mednax, Inc.	1,016,079
44,891		Meridian Bioscience, Inc.	1,039,676
58,700	@	Merit Medical Systems, Inc.	929,221
36,000	@, L	Momenta Pharmaceuticals, Inc.	538,920
67,420	@	Nektar Therapeutics	866,347

17,575	@	Neogen Corp.	721,102
20,124	@, L	OncoGenex Pharmaceutical, Inc.	337,882
39,700	@	Onyx Pharmaceuticals, Inc.	1,463,739
36,250		Owens & Minor, Inc.	1,066,838
19,400	@	Salix Pharmaceuticals Ltd.	911,024
36,500	@, L	Savient Pharmaceuticals, Inc.	406,610
45,300	@, L	Seattle Genetics, Inc.	677,235
46,170	@	Sirona Dental Systems, Inc.	1,928,983
14,366	@	SonoSite, Inc.	453,966
39,300		Steris Corp.	1,432,878
36,600		Universal Health Services, Inc.	1,589,172
36,273	@	Vanda Pharmaceuticals, Inc.	343,143
175,822	@	Vical, Inc.	355,160
45,500	@	Vivus, Inc.	426,335
			32,672,763
		Industrials: 17.1%
65,235		Actuant Corp.	1,736,556
36,696		Acuity Brands, Inc.	2,116,258
15,250	@	Advisory Board Co.	726,358
31,000	@, L	Allegiant Travel Co.	1,526,440
16,396	@	Clean Harbors, Inc.	1,378,576
27,075	@	EnPro Industries, Inc.	1,125,237
41,700	@	Genesee & Wyoming, Inc.	2,208,015
54,500	@	Geo Group, Inc.	1,343,970
28,496		Gorman-Rupp Co.	920,991
65,550		Healthcare Services Group	1,066,499
82,400	@	Hexcel Corp.	1,490,616
82,800		Knight Transportation, Inc.	1,573,200
22,300	@	Moog, Inc.	887,540
19,600		Nordson Corp.	1,800,848
18,500		Regal-Beloit Corp.	1,235,060
49,028		Simpson Manufacturing Co., Inc.	1,515,455
56,204	@	SYKES Enterprises, Inc.	1,138,693
32,000	@	Teledyne Technologies, Inc.	1,407,040
6,000		Toro Co.	369,840
47,700	@	TrueBlue, Inc.	858,123
52,763		Waste Connections, Inc.	1,452,565
33,700		Watsco, Inc.	2,125,796
58,890		Woodward Governor Co.	2,211,908
			32,215,584
		Information Technology: 23.9%
13,700	@	Acme Packet, Inc.	728,292
43,000		Adtran, Inc.	1,557,030
26,200	@	Advanced Energy Industries, Inc.	357,368
30,338	@	Ansys, Inc.	1,579,700
71,000	@	Ariba, Inc.	1,667,790
101,600	@	Aspen Technology, Inc.	1,290,320
66,315		Blackbaud, Inc.	1,717,559
42,800	@, L	Blackboard, Inc.	1,767,640
28,904	@	Blue Coat Systems, Inc.	863,362
32,800		Cognex Corp.	964,976
15,700	@	CommScope, Inc.	490,154
16,500	@	Commvault Systems, Inc.	472,230
37,100	@	Concur Technologies, Inc.	1,926,603
47,662	@	DealerTrack Holdings, Inc.	956,576
51,800		EPIQ Systems, Inc.	711,214
26,793	@	Flir Systems, Inc.	797,092
70,662	@	Formfactor, Inc.	627,479
14,900	@	Informatica Corp.	656,047
221,900	@	Integrated Device Technology, Inc.	1,477,854
53,911	@	Mentor Graphics Corp.	646,932
51,621	@, L	Meru Networks, Inc.	795,996
29,800	@	Micros Systems, Inc.	1,307,028
58,400	@	MKS Instruments, Inc.	1,430,216
57,200	@	Monolithic Power Systems, Inc.	944,944
32,900	@	Multi-Fineline Electronix, Inc.	871,521
38,109		National Instruments Corp.	1,434,423
98,300	@	Parametric Technology Corp.	2,214,699
9,500		Pegasystems, Inc.	347,985
51,642	@	Plexus Corp.	1,597,803
32,400	@	Polycom, Inc.	1,262,952
20,500	@	Scansource, Inc.	653,950
50,900	@	Semtech Corp.	1,152,376
48,788	@	Sourcefire, Inc.	1,265,073
47,500	@	SRA International, Inc.	971,375
56,000	@	Synaptics, Inc.	1,645,280
74,600	@	Taleo Corp.	2,062,690
93,700	@	Tekelec	1,115,967

112,124	@	Verigy Ltd.		1,459,854
58,900	@	Websense, Inc.		1,192,725
				44,983,075
		Materials: 3.4%
17,200		Albemarle Corp.		959,416
65,600		Commercial Metals Co.		1,088,304
20,400		Minerals Technologies, Inc.		1,334,364
58,400		Silgan Holdings, Inc.		2,091,304
55,800		Worthington Industries		1,026,720
				6,500,108
		Telecommunication Services: 1.1%
59,528		Alaska Communications Systems Group, Inc.		660,761
32,700	@	SBA Communications Corp.		1,338,738
				1,999,499
		Utilities: 0.7%
34,198		Unisource Energy Corp.		1,225,656
				1,225,656
		Total Common Stock (Cost $142,321,279)		176,219,206

REAL ESTATE INVESTMENT TRUSTS: 2.2%
		Financials: 2.2%
26,100	L	Digital Realty Trust, Inc.		1,345,194
201,400		Hersha Hospitality Trust		1,329,240
30,200		Tanger Factory Outlet Centers, Inc.		1,545,938

		Total Real Estate Investment Trusts (Cost $3,565,081)		4,220,372

EXCHANGE-TRADED FUNDS: 2.0%
		Exchange-Traded Funds: 2.0%
42,307	L	iShares Russell 2000 Growth Index Fund		3,698,478

		Total Exchange-Traded Funds (Cost $3,217,590)		3,698,478

		Total Long-Term Investments (Cost $149,103,950)		184,138,056

SHORT-TERM INVESTMENTS: 9.8%
		Mutual Funds: 3.0%
5,659,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		5,659,000

		Total Mutual Funds (Cost $5,659,000)		5,659,000

		Securities Lending Collateral(cc): 6.8%
12,356,623		BNY Mellon Overnight Government Fund (1)		12,356,623
467,298	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		373,839

		Total Securities Lending Collateral (Cost $12,823,921)		12,730,462

		Total Short-Term Investments (Cost $18,482,921)		18,389,462

		Total Investments in Securities (Cost $167,586,871)*	107.5%	$202,527,518
		Other Assets and Liabilities - Net	(7.5)	(14,134,070)
		Net Assets	100.0%	$188,393,448

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)   Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)   There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the

15

registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	ING Variable Products Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 3, 2011

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	March 3, 2011

17